CAPITAL LEASE	12 Months Ended
Dec. 31, 2016
Leases [Abstract]
CAPITAL LEASE
NOTE 7:-	CAPITAL LEASE

During 2016, the Company entered into a three-year capital lease agreement in which it acquired lab equipment for its operations. The lease has a bargain purchase option at the end of the original lease term, in 2019, and was classified as a capital lease. The leased lab equipment was included in property and equipment and is being depreciated using the straight-line method over the estimated useful life of the equipment, which is five years. The gross amount recognized as an asset was $148. Depreciation expense for the year ended December 31, 2016 was $22. As of December 31, 2016, the depreciated asset value was $126. In the years 2017, 2018 and 2019, the future minimum required lease payments will be $55, $55 and $10, respectively.